The Advisors’ Inner Circle Fund III

DEMZ Political Contributions ETF (the “Fund”)

Supplement dated March 1, 2021

to the Fund’s Prospectus and Statement of Additional Information (the “SAI”),

each dated November 2, 2020, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

On March 5, 2021 (the “Effective Date”), the name of the Fund will change to the “Democratic Large Cap Core ETF,” and corresponding changes in the “Principal Investment Strategies” section of the Prospectus will be made.

Accordingly, as of the Effective Date, the Prospectus and SAI are hereby amended and supplemented as follows:

1.       All references to “DEMZ Political Contributions ETF” in the Prospectus and SAI are hereby deleted and replaced with “Democratic Large Cap Core ETF.”

2.       The first paragraph of the “Principal Investment Strategies” section of the Prospectus is hereby deleted and replaced with the following:

The Fund uses a “passive management” (or indexing) approach in seeking to achieve its investment objective. The Index was developed by Reflection Asset Management, LLC, the Fund’s investment adviser and index provider (the “Adviser”). The Index is a subset of the S&P 500® Index (the “S&P 500”) designed to provide exposure to large capitalization companies that make political contributions to Democratic Party candidates and political action committees above a certain threshold. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies included in the Index. This policy may be changed upon 60 days’ prior written notice to shareholders. The Adviser considers a large capitalization company to be any company included in the S&P 500. Because the Index is a subset of the S&P 500, the Adviser considers any company included in the Index at the time of purchase to be a large capitalization company.

Please retain this supplement for future reference.

RAM-SK-002-0100